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                                                                     EXHIBIT (j)



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information included in Post-Effective Amendment Number 1 to the Registration Statement (Form N-1A, No. 333-36796) of Ambassador Funds and to the use of our report dated August 14, 2000, included therein.



                                                  /s/ERNST & YOUNG LLP


Detroit, Michigan
August 18, 2000